Exhibit 10 xlvii

Page 1


                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445
(seal)
SHERRI R. CARTER
Clerk of Court


                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.

                           DESCRIPTION OF DOCUMENT(S)

                     Joint Venture/Representation Agreement
                                    between
                          Nevada Manhattan Group, Inc.
                                      and
                    Bauman Moscow State Technical University


LEGEND: All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.


Executed this 24th day of March, 1999, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
------------------
Signature of Interpreter

Case No.  N/A
Case Name:   N/A
No. of words:   2281



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MOSCOW STATE                        BAUMAN MOSCOW STATE
TECHNICAL UNIVERSITY                TECHNICAL UNIVERSITY
NAMED AFTER N.E. BAUMAN

5 Second Baumanskaya Str.           2-nd Baumanskaya Str.
Moscow, 107005                      Moscow 107005, Russia
Tel:  (095) 261-40-55               Tel.:  (095) 261-40-55
Fax:  (095) 267-9893                Fax:  (095) 267-98-93
E-Mail:  irina@interd.bmstu.ru      E-mail:  irina@interd.bmstu.ru


                          JOINT VENTURE/REPRESENTATION
                                    AGREEMENT

     The present AGREEMENT ("Agreement") is entered into by the Moscow State Technical University named after N.E. Bauman ("University") and the NEVADA MANHATTAN GROUP, INCORPORATED ("Nevada"), Nevada Corporation or the party designated by it as a Partner for the Joint Venture and the Representative, and becomes valid beginning with April 1, 1999.

     DECLARATIVE PART:

     A. The University is called forth for research and development in the fields of industry (Fields), stated in Attachment A to this document. The University owns and has the right to sell, use and license certain technologies that belong to it (Technologies) in these Fields, as shown in Attachment A.

     B. The University appoints Nevada as its partner in the joint venture and representative for international marketing and operation of Technologies and all products (Products) which utilize said technologies, on the terms formulated in this Agreement. The right of exclusivity will be realized only in specific contracts for research and development projects.

          By this, therefore, taking into account the Declarative part stated above and the joint agreements and provisions, included in the present document, the parties who have signed below have come to an agreement about the following:



(Signature)  (Signature)



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     AGREEMENT:



     1. Appointment. With this the University appoints Nevada as its Partner in the Joint Venture for international marketing and sales of Technologies and Products. With the present Nevada accepts this appointment on the terms, formulated in the present Agreement. The right for exclusivity will be realized only in specific contracts for research and development projects.


     2. The Service provided by Nevada. Taking into account the terms of the present Agreement, Nevada agrees to expand the possibilities of marketing and to establish business contacts for the needs of the University. In view of what was stated above, and amongst other things, Nevada, at its own expense, must:

          a.   Maintain proper equipping of the office,

          b. Review the inquiries for all Products and Technologies and to determine their value [cost],

          c. Help those customers it approves to place orders directly to the University for:

               1.   Development of scientific software;

               2. Retraining and management of personnel, approved and staffed by Nevada.

          d. The Parties to this Agreement provide each other with information regarding the competitive Products already available and those being developed.

          e. Nevada will be responsible for the communication between the University and the potential partners.

     3. Statements and the Guarantees: Responsibilities of the University. The University states and guarantees to Nevada that it is the legal owner of all rights for the Technologies with the condition that no other natural or legal party has the right of retention and that it is fully authorized to enter into and fulfill this Agreement. The University agrees that at its own expense it must:



(Signature)  (Signature)



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          a.   Deliver  to  Nevada  those  current   technical   specifications,
               advertising materials, data concentrations [basis], price lists and other information (collectively, "Product Information"), which, in the opinion of Nevada it needs to perform its obligations per this Agreement;

          b. Immediately inform Nevada regarding all inquiries received for the Products; and

          c. For the purpose of demonstrating to the potential customers, to provide Nevada the models, prototypes, components, systems and instruments, which in its opinion will help it in performing its obligations per the present Agreement and which at the same time remains as property of the University.

     4. Exclusivity: refusal to be in competition. During the validity of the present Agreement, the University shall not, without prior written agreement by Nevada, (I) directly or indirectly guarantee any other natural party, company, corporation or commercial and industrial enterprise any rights or licenses for marketing, sale or licensing of any Products or Technologies for which it has an agreement with Nevada, (ii) directly or indirectly involve into activity which comprises competition to the exclusivity rights, guaranteed to Nevada in accordance with the present Agreement, or (iii) to influence or to undertake an attempt to influence any natural or legal party to cooperate, who is or who was working as one hired in the capacity of a colleague, consultant, customer, supplier or an independent contractor to Nevada prior to or during the time of termination of the validity of the present Agreement.

     5. Transfer of rights and Sub-Agents. Nevada must have the right to invite its own agents and sub-agents for performance of its obligations per this Agreement and to transfer to them its rights and obligations in accordance with the present Agreement.

     6. Remuneration. As remuneration for the rights and services provided by the University, which will be performed per the present Agreement, the University must receive remuneration in accordance with the Schedule of remuneration ("Remuneration Schedule"), provided in Attachment B to the present Agreement.


(Signature)  (Signature)



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     7.   Expenses. Only Nevada must be responsible for payment of all expenses, taxes and duties related to its fulfillment of the present Agreement, if this is not in contradiction to the present Agreement.

     8. Reimbursement of losses. The University must reimburse and protect Nevada and its employees, agents, representatives, directors and hired colleagues, from any liabilities, expenditures, losses, damages, injuries, instances of lawsuits, claims, litigation, demands, court hearings, payment of insurance coverage and the like, including, without limits, attorney fees, if this is a result, or following the violation of statements and guarantees by the University, or its inability to fully perform and follow its obligations per the present Agreement.

     9. Confidentiality. Nevada acknowledges that the University is the owner of certain trade secrets and confidential information, which is used by the University in its performance of commercial transactions, including without any limitations the know-how, patents, trade marks, trade names, files, records, documents, samples of catalogues, drawings, specifications, technical information, price lists, customer lists, advertising materials and similar information and literature (collectively "Confidential information"). This information must be forwarded to Nevada in accordance with the present Agreement. By this Nevada agrees that:

          (a) it should not, without having a prior written agreement by the University during the time of validity or after the termination of the Agreement, directly or indirectly use, disclose or publicize any confidential information obtained by the present Agreement, excluding that which it has solely reproduced in accordance with the terms of the present Agreement.




(Signature)  (Signature)



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          (b)  it must take  necessary  measures in order to guarantee  that its employees, agents and hired workers, without a prior written agreement by the University during the term of the validity or after the termination of the Agreement to directly or indirectly
               would  not  use,   disclose   or   publicize   any   confidential
               information, obtained through this Agreement, excluding that which is produced by itself solely in accordance with the conditions of the present Agreement.

          The University acknowledges that Nevada is a non-governmental company and has obligations to publicize general information; however, Nevada will not publish any confidential information without written permission from the University.

     10. Terms. The Present Agreement must become valid from the date indicated above and must continue in full force for a period of 5 (five) years ("initial term"). The Agreement must be automatically extended for the following term of 1 (one) year, unless within 30 days before the termination of the initial period either of the parties informs in writing the other Party at [its] legal address of the contrary.

     11. Notifications. All notifications and other notices required or permitted on the basis of the present Agreement, must be made in written form and will be considered timely served when delivered personally or by means of a confirmed facsimile at the addresses indicated immediately following the signatures of the parties to the present Agreement or at other such addresses which each of the signing parties may from time to time indicate to the other party in writing.

     12. Refusals. No delay or inability by any Party to use some right, authorization or sanction regarding some violation or non-fulfillment per this Agreement, or the demand for strict adherence to some provisions of the present Agreement, should diminish any rights, authorizations or sanctions of this party, unless this is defined as a refusal of a right in relation to some violation or non-fulfillment of the same or some other provision of the present Agreement. Any refusal, permission, agreement or approval of any type or kind by any of the parties must be [done by] a written document and must be in force relating only to something specifically provided for in this document.


(Signature)  (Signature)



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     13.  Sanctions.  All sanctions either for this Agreement,  in the framework of general law, in the court of law of justice, or in the contrary presented by any of the parties signed below must be general, and not alternative type.

     14. Successors. Contracts, agreements, conditions contained in the present Agreement must be mandatory and serve for the benefit of successors and assignees of the parties signed below.

     15. Applicable Law. The present Agreement must be fulfilled and defined in accordance with the laws of the state of Delaware, USA.

     16. Division. Any provision of the present Agreement which may be prohibited or deemed as invalid by any court will be without force only regarding that injunction or that acknowledgment of invalidity and such a prohibition or invalidity should not cancel the legality or make invalid any one or all remaining provisions of the present Agreement.

     17. Arbitration: Attorney fees. In case of any discrepancies, claims or disputes between the parties signed below which have arisen from or which are related to the present Agreement, any of the Parties may present the case for mandatory arbitration in Stockholm, Sweden, in accordance with the rules of the Stockholm Chamber of Commerce. In addition to any arbitration ruling, the prevailing party will have the right to cover at the expense of the other party all expenditures, including, without limitations, the expenses for discovery and reasonable fees to attorneys and respondents, which have been incurred relating to this.

     18. Full Agreement. The present Agreement together with the Attachments hereto, which by present reference are included in it, formulate the present Agreement between the Parties signed below and completely replaces all previous written or oral agreements between the Parties signed below regarding the subject of the Agreement.



(Signature)  (Signature)



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     19.  The right of choice. In further study of the accords with Nevada,  the
          University guarantees with this the right of choice in purchasing any or all Technologies, as well as products of commercial activity by the University [in its capacity of a] functioning enterprise.

     20. Variations. No changes, modifications or additional conditions, corrections or attachments to the present Agreement will be valid if they are not formulated in the written form, signed and dated by each of the Parties signed below.

     21. Language. The languages of the present Agreement, as well as of all subsequent related to it documents, must be the corresponding English and Russian languages. Certified translations in the Russian and English language are provided to each party.

(Signature)  (Signature)




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     22.  Authority.  Each natural Party,  signing this Agreement on behalf of a legal party, by this action, states and guarantees that he or she has all legal authority to execute this document in the name of this legal party and that such action bears full, legally binding force of claim on behalf of this legal party.

     In attestation to which the parties signing below have drawn up the present Representation Agreement in due manner on the day indicated at the beginning of the document.



     Approved:

     The University                        NEVADA MANHATTAN
                                           GROUP, INC.


     ---------------------                 ----------------------

     I. B. Fedorov                          Jeffrey Kramer
     Rector                                 President

     (Signature)                               (Signature)
       Feb. 25, 1999                          March 23, 1999
     ------------------                     ----------------------
     G. P. Pavlikhin                        Yuriy Belman
     Pro-rector for International           Director for Development of
      Relations                               Technologies
     (Signature)                                 (Signature)

     [Round Seal with following from        [Round Seal of Nevada Manhattan
        center out]                                 -- details illegible]
     Foreign Relations Administration
     Moscow State Technical University
     The Ministry of General and
     Professional Education of the
     Russian Federation


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MOSCOW STATE                        BAUMAN MOSCOW STATE
TECHNICAL UNIVERSITY                TECHNICAL UNIVERSITY
NAMED AFTER N.E. BAUMAN

5 Second Baumanskaya Str.           2-nd Baumanskaya Str.
Moscow, 107005                      Moscow 107005, Russia
Tel:  (095) 261-40-55               Tel.:  (095) 261-40-55
Fax:  (095) 267-9893                Fax:  (095) 267-98-93
E-Mail:  irina@interd.bmstu.ru      E-mail:  irina@interd.bmstu.ru


                                  ATTACHMENT 1

Based on the proposal by the "MGTU" [Moscow State Technical University] named after N. E. Bauman in the Russian text the following changes have been made:

     1.   In the first paragraph, the word "Exclusive" was deleted.

     2. In p. "B" of the Declarative Part, in the first sentence the word "Exclusive" was deleted.

     3. In p. "B" of the Declarative Part a sentence has been added: "The right of exclusivity will be realized only in specific contracts for research and development projects".

     4.   In p. 1 this sentence has also been added.

     5.   In p. 1, in the first sentence the word "Exclusive" has been deleted.

     6.   In  p.  4,  in  the  section  "i"  [the   following  has  been]  added
          "...regarding which it has agreements with Nevada".

     7.   In p. 15. The  [following]  sentence  has been  deleted from the text:
          "The Parties specifically stipulate that the present Agreement will not be regulated by the Convention of the United Nations for International Trade of Goods."

                                            (Round Seal of Nevada Manhattan
                                            -- illegible)
                                            (Signature)  3/23/99

Rector (Signature) 2.25/99 I.B. Fedorov
Pro-rector for International Regulations (Signature) G. P. Pavlikhin
         [Round Seal over signatures above with following from center out] Foreign Relations Administration
         Moscow State Technical University
         The Ministry of General and Professional Education of the Russian
          Federation